EXHIBIT 10.13

BOSTON RESTAURANT ASSOCIATES, INC.

NONQUALIFIED STOCK OPTION AGREEMENT

Nonqualified Stock Option Agreement (the “Option”) between, Boston Restaurant Associates, Inc. (the “Corporation”), and                                          (the “Recipient”), a Director of the Corporation, pursuant to the Corporation’s 2002 Combination Stock Option and Share Award Plan, as it may be amended from time to time (the “2002 Plan”).

W I T N E S S E T H:

WHEREAS, the Corporation desires to grant to the Recipient an option to purchase shares of the Common Stock, $.01 par value, of the Corporation (the “Stock”), and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and the Recipient agrees as follows:

1.                                       Grant of Option.  Between Boston Restaurant Associates, Inc.

Pursuant to the terms and conditions of the 2002 Plan and this Option, the Corporation hereby grants to the Recipient an Option to Purchase, as provided in Section 3 hereof, all or any part of the total of shares of Stock (the “Option Shares”).

Option No.

No. of Shares

Exercise Price

Date Issued

Date Expires

Vesting

2.                                       Purchase Price.

The price at which the Option Shares may be purchased shall be $           per share (the “Option Exercise Price”).  This price is not less than the Fair Market Value of the Stock on the date of this Option.  Fair Market Value means the absolute average of the high and low trade on the date of istribute.

3.                                       Exercise of Option.

Subject to the provisions of Section 4 and the right of the Corporation to accelerate the date upon which any or all of this Option becomes exercisable, the Recipient shall be entitled to exercise this Option with respect to all of the Option Shares at any time commencing six months after the date of this Option.  Notwithstanding any provision of this Option to the contrary, in no event may this Option be exercised after said term in Section 1, 10 years from the date of this Option (the “Expiration Date”).

4.                                       Termination of Relationship.

If the Recipient’s relationship with the Corporation is terminated, as determined by the Corporation, then this Option may be exercised as to all shares with respect to which Recipient could exercise this Option on the date of termination of the relationship, and which shares have not been previously purchased, until the earlier of Expiration Date, or:

(i)                                     in the case of termination by reason of death or permanent disability, one year after termination of the relationship, or

(ii)                                  in the case of any other termination, other than termination for cause, thirty (30) days after the termination of the relationship.

5.                                       Nontransferability; Persons Able to Exercise.

The Option may not be transferred other than by will or the laws of descent and distribution.  During the life of the Recipient, only the Recipient may exercise this Option.  If the Recipient dies while still affiliated with the Corporation, or during the periods specified in   Section 4, this Option may be exercised by his executors, administrators, legatees or istributes, provided that such person or persons comply with the provisions of this Option applicable to the Recipient.

6.                                       Method of Exercising Option.

The Option may be exercised, in whole or in part, by written notice to the Corporation, containing an executed Notice of Exercise in the form of Attachment A, provided that the Corporation, in its discretion, may modify or augment these requirements as provided in Section 9 of this Option, or where appropriate because a person other than the Recipient is exercising the Option pursuant to Section 5.  The written notice specified in this Section must be accompanied by payment of the Option Exercise Price for the shares being purchased.  Payment shall be made in cash, unless the Corporation, in its sole discretion, authorizes payment to be made in shares of the Corporation or a combination of such shares and cash.  As soon as practical after receipt of this notice and payment, the Corporation shall deliver a certificate or certificates representing the purchased shares registered in the name of the person or persons exercising this Option.  In the event this Option is exercised by any person other than the Recipient, the notice shall be accompanied by appropriate proof of the right of such person to exercise this Option.  All shares purchased upon the exercise of this Option and payment of the full Option Exercise Price will be fully paid and nonassessable.

7.                                       Stock Adjustments.

If there shall be any change in the Stock through merger, consolidation, reorganization, recapitalization, or other change in the corporate structure of the Corporation, appropriate adjustments in the total number and kind of shares subject to this Option shall be made by the Corporation as provided in the 2002 Plan.

8.                                       No Rights Other Than Those Expressly Created.

Neither this Option nor any action taken hereunder shall be construed as (i) giving the Recipient any right to be retained in the employ of, or continue to be affiliated with, the Corporation, (ii) giving the Recipient any equity or interest of any kind in any assets of the Corporation, or (iii) creating a trust of any kind or a fiduciary relationship of any kind between the Recipient and the Corporation.  As to any claim for any unpaid amounts under this Option, any person having a claim for payments shall be an unsecured creditor.  The Recipient shall not have any of the rights of a stockholder with respect to any Option Shares until such time as this Option has been exercised and Option Shares have been issued.

9.                                       Compliance with Laws.

(a)                                  Withholding of Taxes.  Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect or withhold income or other taxes from Recipient upon the grant of this Option, the exercise of this Option, or at some other time.  The Corporation may require, as a condition to the exercise of this Option, or demand at such other time as it may consider appropriate, that the Recipient pay the Corporation the amount of any taxes which the Corporation may determine is required to be collected or withheld, and the Recipient shall comply with the requirement or demand of the Corporation.

(b)                                 Securities Law Compliance.  Upon exercise (or partial exercise) of this Option, the Recipient shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the Option Shares in compliance with the provisions of applicable federal or state securities laws.  The Corporation, in its discretion, may postpone the issuance and delivery of Option Shares upon any exercise of this Option until completion of such registration or other qualification of such shares under any federal or state laws or stock exchange listing, as the Corporation may consider appropriate.  The Corporation may require that prior to the issuance or transfer of Option Shares upon exercise of this Option, the Recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Corporation deems necessary or advisable under any applicable federal and state securities laws.  Certificates of Stock issued hereunder may be legended to reflect such restrictions.

I                                            General.  No Option Shares shall be issued upon exercise of this Option unless and until the Corporation is satisfied, in its sole discretion, that there has been compliance with all legal requirements applicable to the issuance of such Option Shares.

10.                                 Miscellaneous.

(a)                                  Provisions of the Plan.  The Option hereby granted is expressly subject to all of the terms and conditions contained in this Option and in the 2002 Plan, and the 2002 Plan is hereby incorporated herein by reference.  All capitalized terms not defined in this Option have the meanings specified in the 2002 Plan.  This stock option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended.

(b)                                 Discretion of the Board.  Unless otherwise explicitly provided, the Board, or any Committee of the Board that has been delegated the authority to do so, shall make all determinations required to be made hereunder, including determinations required to be made by the Corporation, and shall interpret all provisions of this Option, as it deems necessary or desirable, in its sole and unfettered discretion.  Such determinations and interpretations shall be binding and conclusive to the Corporation and the Recipient.

I                                            Amendment.  This Option may only be modified or amended by a writing signed by both parties.

(d)                                 Notices.  Any notices required to be given under this Option shall be sufficient if in writing and if hand-delivered or if sent by first class mail and addressed as follows:

if to the Corporation:

Boston Restaurant Associates, Inc.

Stonehill Corporate Center

999 Broadway – Suite 400

Saugus, MA 01906

if to the Recipient:

or to such other address as either party may designate under the provisions hereof.

(e)                                  Successors and Assigns.  The rights and obligations of the Corporation under this Option shall inure to the benefit of and be binding upon the successors and assigns of the Corporation.

(f)                                    Applicable Law.  All rights and obligations under this Option shall be governed by the laws of the Commonwealth of Massachusetts.

(g)                                 Paragraph Headings.  The paragraph headings used in this Option are for convenience of reference only, and are not to be construed as part of this Option.

IN WITNESS WHEREOF, the parties have executed this Option as an instrument under seal effective as of the date written on the first page of this Option.

BOSTON RESTAURANT ASSOCIATES, INC.

By:
George R. Chapdelaine
President

RECIPIENT:

ATTACHMENT A

NOTICE OF EXERCISE

Boston Restaurant Associates, Inc.

Stonehill Corporate Center

999 Broadway – Suite 400

Saugus, MA 01906

Attention:  Treasurer

Ladies & Gentlemen:

Pursuant to our Nonqualified Stock Option Agreement dated as of            ,             , I hereby elect to exercise this Option to the extent indicated:

Number of Shares		Per Share		Total Price
Which I Elect to	x	Price	=
Purchase

Enclosed with this letter is full payment of the total price of the shares described above in the following form:

(1)                                  a check in the amount of $               payable to the order of the Corporation; and/or

(2)                                  shares of Stock of the Corporation properly endorsed and having a fair market value equal to $                .

Kindly issue a certificate or certificates to me representing the shares which I am acquiring by this exercise, and deliver it to the address provided above.

Very truly yours,

BOSTON RESTAURANT ASSOCIATES, INC.

INCENTIVE STOCK OPTION AGREEMENT

Incentive Stock Option Agreement (the “Option”) between Boston Restaurant Associates, Inc. (the “Corporation”), and                   , (the “Recipient”), an employee of the Corporation, a parent or a subsidiary of the Corporation (“Parent” and “Subsidiary,” respectively), pursuant to the Corporation’s 2002 Combination Stock Option and Share Award Plan, as it may be amended from time to time (the “ 2002 Plan”).

W I T N E S S E T H:

WHEREAS, the Corporation adopted the 2002 Plan which provides, for the issuance of stock options including stock options intended to qualify as “incentive stock options”, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (The “CODE”); and

WHEREAS, the Corporation and the Recipient desire to enter into an agreement whereby the Corporation will grant the Recipient an option to purchase shares of the Common Stock, $.01 par value, of the Corporation (the “Stock”), and this Option is intended to qualify as an incentive stock option;

AND THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Corporation and the Recipient agree as follows:

1.                                       Grant of Option.

Pursuant to the terms and conditions of the 2002 Plan and this Option, the Corporation hereby grants to the Recipient an Option to purchase, as provided in Section 3 hereof, all or any part of a total of              shares of Stock (the “Option Shares”).

Name

Option No.

No. of Shares

Exercise Price

Date Issued

Date Expires

Vesting

2.                                       Purchase Price.

The price at which the Option Shares may be purchased shall be per Share (the “Option Exercise Price”).  This price is not less than the Fair Market Value of the Stock on the date of this Option.  Fair Market Value means the absolute average of the high and low trade on the date of evaluation.

3.                                       Exercise of Option.

Subject to the provisions of Section 4 and the right of the Corporation to accelerate the date upon which any or all of this Option becomes exercisable, the Recipient shall be entitled to exercise this Option with respect to the percentage of the Option Shares provided as follows:

Years Elapsed from DATE OF ISSUE	Percentage of Total Option Shares Purchasable

1 or more, but not more than 5	20%
2 or more, but not more than 5	40%
3 or more, but not more than 5	60%
4 or more, but not more than 5	80%
5 years	100%

4.                                       Termination of Employment.

If the Recipient ceases to be employed by the Corporation, a Parent, or a Subsidiary (a “Termination”), then this Option may be exercised as to all shares with respect to which Recipient could exercise this Option on the date of Termination, and which shares have not been previously purchased, until the earlier of the Expiration Date, or:

(i)                                     in the case of Termination by reason of death or Permanent and Total Disability, one (1) year after termination of employment and;

(ii)                                  in the case of any other Termination, other than termination for cause, three (3) months after the termination of employment.

Notwithstanding the foregoing, in the case of Termination for cause, the ability to exercise this Option may be terminated on such earlier date as the Corporation may specify, and such date may be set so as to prevent the Recipient from further exercising any portion of this Option.

5.                                       Nontransferability, Persons Able to Exercise.

The Option may not be transferred other than by will or the laws of descent and distribution.  During the life of the Recipient, only the Recipient may exercise this Option.  If the Recipient dies while still employed by the Corporation, or the periods specified in Section 4, this Option may be exercised by his executors, administrators, legatees or distributees, provided that such person or persons comply with the provisions of this Option applicable to the Recipient.

6.                                       Method of Exercising Option.

The Option may be exercised, in whole or in part, by written notice to the Corporation, containing an executed Notice of Exercise in the form of Attachment A, provided that the Corporation, in its discretion, may modify or augment these requirements as provided in Section 9 of this Option, or where appropriate because a person other than the Recipient is exercising the Option pursuant to Section 5. The written notice specified in this Section must be accompanied by payment of the Option Exercise Price for the shares being purchased.  Payment shall be made in cash, unless the Corporation, in its sole discretion, authorizes payment to be made in shares of the Corporation or a combination of such shares and cash.  As soon as practical after receipt of this notice and payment, the Corporation shall deliver a certificate or certificates representing the purchased shares registered in the name of the person or persons exercising this Option.  In the event this Option is exercised by any person other than the Recipient, the notice shall be accompanied by appropriate proof of the right of such person to exercise this Option.  All shares purchased upon the exercise of this Option and payment of the full Option Exercise Price will be fully paid and nonassessable.

7.                                       Stock Adjustments.

If there shall be any change in the Stock through merger, consolidation, reorganization, recapitalization, or other change in the corporate structure of the Corporation, appropriate adjustments in the total number and kind of shares subject to this Option, consistent with the requirements of the Code to insure that this Option will qualify as an Incentive Stock Option, shall be made by the Corporation as provided in the 2002 Plan.  Such adjustments may include the elimination of any fractional shares that might otherwise be subject to this Option.

8.                                       No Rights Other Than Those Expressly Created.

Neither this Option nor any action taken hereunder shall be construed as

(i)                                     giving the Recipient any right to be retained in the employ of, or continue to be affiliated with, the Corporation,

(ii)                                  giving the Recipient any equity or interest of any kind in any assets of the Corporation, or

(iii)                               Creating a trust of any kind or a fiduciary relationship of any kind between the Recipient and the Corporation.  As to any claim for any unpaid amounts under this Option, any person having a claim for payments shall be an unsecured creditor.  The Recipient shall not have any of the rights of a stockholder with respect to any Option Shares until such time as this Option has been exercised and Option Shares have been issued.

9.                                       Compliance with Laws.

(a)                                  Withholding of Taxes.  Pursuant to applicable federal, state, local or foreign laws, the Corporation may be required to collect or withhold income or other taxes from Recipient upon the grant of this Option, the exercise of this Option, or at some other time.  The Corporation may require, as a condition to the exercise of this Option, or demand, at such other time as it may consider appropriate, that the Recipient pay the Corporation the amount of any taxes which the Corporation may determine is required to be collected or withheld, and the Recipient shall comply with the requirement or demand of the Corporation.

(b)                                 Securities Law Compliance.  Upon exercise (or partial exercise) of this Option, the Recipient shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer the Option Shares in compliance with the provisions of applicable federal or state securities laws.  The Corporation, in its discretion, may postpone the issuance and delivery of Option Shares upon any exercise of this Option until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Corporation may consider appropriate.  The Corporation may require that, prior to the issuance or transfer of Option Shares upon exercise of this Option, the Recipient enter into a written agreement to comply with any restrictions on subsequent disposition that the Corporation deems necessary or advisable under any applicable federal and state securities laws. Certificates of Stock issued hereunder may bear a legend reflecting such restrictions.

(c)                                  General.  No Option Shares shall be issued upon exercise of this Option unless and until the Corporation is satisfied, in its sole discretion, that there has been compliance with all legal requirements applicable to the issuance of such Option Shares.

10.                                 Miscellaneous.

(a)                                  Provisions of the Plan.  This Option is expressly subject to all of the terms and conditions contained in this Option and in the 2002 Plan, except those terms and conditions which are expressly applicable only to options which are not “2002 Plan ISOS”, and the 2002 Plan is hereby incorporated herein by reference.  All capitalized terms not defined in this Option have the meanings specified in the 2002 Plan.

(b)                                 Discretion of the Committee.  Unless otherwise explicitly provided herein, the Committee, as defined in the Plan, shall make all determinations required to be made hereunder, including determinations required to be made by the Corporation, and shall interpret all provisions of this Option, as it deems necessary or desirable, in its sole and unfettered discretion.  Such determinations and interpretations shall be binding and conclusive to the Corporation and the Recipient.  The Committee, in its sole discretion, is authorized (i) to convert the unexercised portion of this Option to an option which is not an incentive stock option by written notice to the Recipient, and (ii) to accelerate the time at which this Option may be exercised.

(c)                                  $100,000 Limitation.  As provided in Section IV(d) of the Plan, if the aggregate Fair Market Value of Common Stock with respect to which Corporation ISOs (determined without regard to Section IV(d) of the Plan) are exercisable for the first time by the Recipient during any calendar year exceeds $100,000, a portion of such Corporation ISOs (which may include this Option) shall be treated as options which are not Incentive Stock Options.  For purposes of this limitation,

(i) options shall be taken into account in the order granted, and (ii) the Committee may designate that portion of any Corporation ISO (including this Option) that shall be treated as not an Incentive Stock Option if the provisions of this paragraph apply to a portion of any option, unless another treatment is required by the Code or regulations of the Internal Revenue Service.  The foregoing designation may be made at such time as the Committee considers appropriate, including after the issuance of this Option or at the time of its exercise.  For the purpose of this section, Fair Market Value shall be determined as of the time the Option with respect to such stock is granted.

(d)                                 Reservation of Shares.  During the term of this Option, the Corporation shall at all times reserve and keep available shares of Stock sufficient to satisfy the requirements of this Option.

(e)                                  Amendment.  This Option may only be modified or amended by a writing signed by both parties.

(f)                                    Notices.  Any notices required to be given under this Option shall be sufficient if in writing and if hand-delivered or if sent by first class mail and addressed as follows:

If to the Corporation:

Boston Restaurant Associates, Inc.

999 Broadway, Suite 400

Saugus, MA 01906

Attn: President

If to the Recipient:

c/o Boston Restaurant Associates, Inc.

999 Broadway, Suite 400

Saugus, MA 01906

or to such other address as either party may designate under the provisions hereof

(g)                                 Successors and Assigns.  The rights and obligations of the Corporation under this Option shall inure to the benefit of and be binding upon the successors and assigns of the Corporation.

(h)                                 Applicable Law.  All rights and obligations under this Option shall be governed by the laws of the State of Delaware.

(i)                                     Paragraph Headings.  The paragraph headings used in this Option are for convenience or reference, and are not to be construed as part of this Option.

IN WITNESS WHEREOF, the parties have executed this Option as an instrument under seal effective as of the date written on the first page of this Option.

BOSTON RESTAURANT ASSOCIATES, INC.

By:
George R. Chapdelaine
President

RECIPIENT:

ATTACHMENT A

NOTICE OF EXERCISE

Boston Restaurant Associates, Inc.

Stonehill Corporate Center

999 Broadway - Suite 400

Saugus, MA 01906

Attention:  Treasurer

Ladies & Gentlemen:

Pursuant to our Incentive Stock Option Agreement dated as of             , I hereby elect to exercise this Option to the extent indicated:

Number of		Per Share		Total Price
Shares	X	Price	=
Which I Elect to
Purchase
	X	$	=	$

Enclosed with this letter is full payment of the total price of the shares described above in the following form:

(1)                                  a check in the amount of $              payable to the order of the Corporation; and/or [if authorized by the Corporation]

(2)                                  shares of Stock of the Corporation properly endorsed and having a fair market value equal to $              .

Kindly issue a certificate or certificates to me representing the shares which I am acquiring by this exercise, and deliver it to the address provided above.

Very truly yours,

(Recipient)